UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): APRIL 30, 2016

Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

200 W. Madison Street, Suite 3100, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The following information, including the exhibits described below, is provided pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 4, 2016, Mattersight Corporation (“Mattersight”) announced its results of operations for the first quarter of 2016. A copy of the press release announcing Mattersight’s first quarter 2016 results is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

On May 4, 2016, Mattersight will host a conference call regarding its first quarter 2016 results of operations. The presentation materials relating to that conference call are available on Mattersight’s website, www.mattersight.com, and are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 4, 2016, the Company announced that, on April 30, 2016, Ms. Sheau-ming K. Ross delivered notice of her intention to resign from her position as Vice President and Chief Financial Officer of Mattersight Corporation (the “Company”). Ms. Ross’s resignation will become effective on May 31, 2016.

(c) On May 4, 2016, the Company announced that Mr. David R. Gustafson, its Executive Vice President and Chief Operating Officer, will act as the Company’s interim Chief Financial Officer from the effective date of Ms. Ross’s resignation until such time as a new Chief Financial Officer is hired.

(e) Mr. Gustafson is a party to an Executive Employment Agreement, effective as of May 23, 2012, and filed as Exhibit 10.22 to Mattersight Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012, a First Amendment to Executive Employment Agreement, dated July 1, 2013 and filed on July 3, 2013 as Exhibit 10.1 to Mattersight Corporation’s Current Report on Form 8-K, and a Second Amendment to Executive Employment Agreement, dated August 8, 2013 and filed on August 13, 2013 as Exhibit 10.1 to Mattersight Corporation’s Current Report on Form 8-K. His biographical information and compensation are described in the Company’s Proxy Statement for 2016 filed on March 31, 2016.

Item 7.01.  Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01.  Financial Statements and Exhibits.

(a), (b), and (c) not applicable.

(d) Exhibits:

99.1	Press Release, dated May 4, 2016, announcing Mattersight’s first quarter 2016 results of operations (furnished herewith).

99.2	PowerPoint presentation relating to Mattersight’s first quarter 2016 results of operations conference call presented on May 4, 2016 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: May 4, 2016	By:	/s/ SHEAU-MING K. ROSS
Sheau-ming K. Ross
Vice President and Chief Financial Officer